Quarterly Performance Summary
BB&T Corporation
Third Quarter 2019

Financial Highlights
	Quarter Ended			Year-to-Date
	September 30%			September 30%
(Dollars in millions, except per share data, shares in thousands)	2019	2018	Change	2019	2018	Change
Summary Income Statement
Interest income	$2,241	$2,096	6.9%	$6,668	$6,056	10.1%
Interest expense	518	382	35.6	1,511	1,007	50.0
Net interest income - taxable equivalent	1,723	1,714	0.5	5,157	5,049	2.1
Less: Taxable-equivalent adjustment	23	27	(14.8)	71	72	(1.4)
Net interest income	1,700	1,687	0.8	5,086	4,977	2.2
Provision for credit losses	117	135	(13.3)	444	420	5.7
Net interest income after provision for credit losses	1,583	1,552	2.0	4,642	4,557	1.9
Noninterest income	1,303	1,239	5.2	3,857	3,641	5.9
Noninterest expense	1,840	1,742	5.6	5,359	5,148	4.1
Income before income taxes	1,046	1,049	(0.3)	3,140	3,050	3.0
Provision for income taxes	218	210	3.8	629	598	5.2
Net income	828	839	(1.3)	2,511	2,452	2.4
Noncontrolling interests	3	7	(57.1)	8	13	(38.5)
Preferred stock dividends	90	43	109.3	177	130	36.2
Net income available to common shareholders	735	789	(6.8)	2,326	2,309	0.7
Per Common Share Data
Earnings per share-basic	$0.96	$1.02	(5.9)%	$3.04	$2.98	2.0%
Earnings per share-diluted	0.95	1.01	(5.9)	3.00	2.94	2.0
Cash dividends declared	0.450	0.405	11.1	1.260	1.155	9.1
Common equity	38.07	34.90	9.1	38.07	34.90	9.1
Tangible common equity (1)	24.66	21.40	15.2	24.66	21.40	15.2
End of period shares outstanding	766,303	770,620	(0.6)	766,303	770,620	(0.6)
Weighted average shares outstanding-basic	766,167	771,562	(0.7)	765,428	775,642	(1.3)
Weighted average shares outstanding-diluted	775,791	781,867	(0.8)	774,907	786,140	(1.4)
Performance Ratios
Return on average assets	1.41%	1.49%		1.47%	1.48%
Return on average risk-weighted assets (current period is preliminary)	1.75	1.85		1.81	1.84
Return on average common shareholders' equity	10.04	11.69		11.02	11.62
Return on average tangible common shareholders' equity (2)	16.03	19.74		17.90	19.46
Net interest margin - taxable equivalent	3.37	3.47		3.43	3.45
Fee income ratio	43.4	42.3		43.1	42.2
Efficiency ratio-GAAP	61.3	59.5		59.9	59.7
Efficiency ratio-adjusted (2)	57.1	57.3		56.2	57.3
Credit Quality
Nonperforming assets as a percentage of:
Assets	0.22%	0.27%		0.22%	0.27%
Loans and leases plus foreclosed property	0.34	0.41		0.34	0.41
Net charge-offs as a percentage of average loans and leases	0.41	0.35		0.40	0.35
Allowance for loan and lease losses as a percentage of loans and leases held for investment	1.05	1.05		1.05	1.05
Ratio of allowance for loan and lease losses to nonperforming loans and leases held for investment	3.52x	2.86x		3.52x	2.86x
Average Balances
Assets	$232,420	$222,674	4.4%	$229,106	$221,817	3.3%
Securities (3)	48,900	46,299	5.6	47,257	47,265	—
Loans and leases	152,042	147,489	3.1	150,808	145,729	3.5
Deposits	161,992	157,271	3.0	160,650	157,362	2.1
Common shareholders' equity	29,040	26,782	8.4	28,226	26,565	6.3
Shareholders' equity	32,744	29,887	9.6	31,537	29,668	6.3
Period-End Balances
Assets	$236,750	$222,885	6.2%	$236,750	$222,885	6.2%
Securities (3)	54,765	45,368	20.7	54,765	45,368	20.7
Loans and leases	150,855	147,712	2.1	150,855	147,712	2.1
Deposits	162,280	154,556	5.0	162,280	154,556	5.0
Common shareholders' equity	29,177	26,895	8.5	29,177	26,895	8.5
Shareholders' equity	32,303	30,007	7.7	32,303	30,007	7.7
Capital Ratios (current quarter is preliminary)
Risk-based:
Common equity Tier 1	10.6%	10.2%		10.6%	10.2%
Tier 1	12.2	11.9		12.2	11.9
Total	14.7	13.9		14.7	13.9
Leverage	10.3	10.0		10.3	10.0
Applicable ratios are annualized.
(1) Represents a non-GAAP measure. See the calculations and management's reasons for using this measure in the Preliminary Capital Information - Five Quarter Trend section of this supplement.
(2) Represents a non-GAAP measure. See the calculation and management's reasons for using this measure in the Non-GAAP Reconciliations section of this supplement.
(3) Includes AFS and HTM securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

BB&T Corporation 1

Financial Highlights - Five Quarter Trend
	Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions, except per share data, shares in thousands)	2019	2019	2019	2018	2018
Summary Income Statement
Interest income	$2,241	$2,230	$2,197	$2,160	$2,096
Interest expense	518	516	477	431	382
Net interest income - taxable equivalent	1,723	1,714	1,720	1,729	1,714
Less: Taxable-equivalent adjustment	23	24	24	24	27
Net interest income	1,700	1,690	1,696	1,705	1,687
Provision for credit losses	117	172	155	146	135
Net interest income after provision for credit losses	1,583	1,518	1,541	1,559	1,552
Noninterest income	1,303	1,352	1,202	1,235	1,239
Noninterest expense	1,840	1,751	1,768	1,784	1,742
Income before income taxes	1,046	1,119	975	1,010	1,049
Provision for income taxes	218	234	177	205	210
Net income	828	885	798	805	839
Noncontrolling interests	3	(1)	6	7	7
Preferred stock dividends	90	44	43	44	43
Net income available to common shareholders	735	842	749	754	789
Per Common Share Data
Earnings per share-basic	$0.96	$1.10	$0.98	$0.99	$1.02
Earnings per share-diluted	0.95	1.09	0.97	0.97	1.01
Cash dividends declared	0.450	0.405	0.405	0.405	0.405
Common equity	38.07	37.40	36.26	35.46	34.90
Tangible common equity (1)	24.66	23.93	22.78	21.89	21.40
End of period shares outstanding	766,303	766,010	765,920	763,326	770,620
Weighted average shares outstanding-basic	766,167	765,958	764,135	765,013	771,562
Weighted average shares outstanding-diluted	775,791	774,603	774,071	775,402	781,867
Performance Ratios
Return on average assets	1.41%	1.55%	1.43%	1.43%	1.49%
Return on average risk-weighted assets (current quarter is preliminary)	1.75	1.92	1.78	1.77	1.85
Return on average common shareholders' equity	10.04	11.98	11.08	11.14	11.69
Return on average tangible common shareholders' equity (2)	16.03	19.45	18.36	18.77	19.74
Net interest margin - taxable equivalent	3.37	3.42	3.51	3.49	3.47
Fee income ratio	43.4	44.4	41.5	42.0	42.3
Efficiency ratio-GAAP	61.3	57.6	61.0	60.7	59.5
Efficiency ratio-adjusted (2)	57.1	55.1	56.6	56.5	57.3
Credit Quality
Nonperforming assets as a percentage of:
Assets	0.22%	0.23%	0.26%	0.26%	0.27%
Loans and leases plus foreclosed property	0.34	0.34	0.39	0.39	0.41
Net charge-offs as a percentage of average loans and leases	0.41	0.38	0.40	0.38	0.35
Allowance for loan and lease losses as a percentage of loans and leases held for investment	1.05	1.05	1.05	1.05	1.05
Ratio of allowance for loan and lease losses to nonperforming loans and leases held for investment	3.52x	3.46x	2.97x	2.99x	2.86x
Average Balances
Assets	$232,420	$229,249	$225,573	$223,625	$222,674
Securities (3)	48,900	46,115	46,734	46,610	46,299
Loans and leases	152,042	151,557	148,790	148,457	147,489
Deposits	161,992	159,891	160,045	157,842	157,271
Common shareholders' equity	29,040	28,188	27,432	26,860	26,782
Shareholders' equity	32,744	31,301	30,541	29,965	29,887
Period-End Balances
Assets	$236,750	$230,872	$227,683	$225,697	$222,885
Securities (3)	54,765	45,289	46,410	45,590	45,368
Loans and leases	150,855	153,823	149,891	150,001	147,712
Deposits	162,280	159,521	159,766	161,199	154,556
Common shareholders' equity	29,177	28,650	27,770	27,069	26,895
Shareholders' equity	32,303	31,764	30,883	30,178	30,007
Capital Ratios (current quarter is preliminary)
Risk-based:
Common equity Tier 1	10.6%	10.4%	10.3%	10.2%	10.2%
Tier 1	12.2	12.0	12.0	11.8	11.9
Total	14.7	14.2	14.2	13.8	13.9
Leverage	10.3	10.2	10.1	9.9	10.0
Applicable ratios are annualized.
(1) Represents a non-GAAP measure. See the calculations and management's reasons for using this measure in the Preliminary Capital Information - Five Quarter Trend section of this supplement.
(2) Represents a non-GAAP measure. See the calculation and management's reasons for using this measure in the Non-GAAP Reconciliations section of this supplement.
(3) Includes AFS and HTM securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

2 BB&T Corporation

Consolidated Statements of Income
	Quarter Ended				Year-to-Date
	Sept. 30		Change		Sept. 30		Change
(Dollars in millions, except per share data, shares in thousands)	2019	2018	$	%	2019	2018	$	%
Interest Income
Interest and fees on loans and leases	$1,886	$1,772	$114	6.4%	$5,611	$5,064	$547	10.8%
Interest and dividends on securities	315	283	32	11.3	917	868	49	5.6
Interest on other earning assets	17	14	3	21.4	69	52	17	32.7
Total interest income	2,218	2,069	149	7.2	6,597	5,984	613	10.2
Interest Expense
Interest on deposits	271	172	99	57.6	797	438	359	82.0
Interest on short-term borrowings	54	29	25	86.2	136	72	64	88.9
Interest on long-term debt	193	181	12	6.6	578	497	81	16.3
Total interest expense	518	382	136	35.6	1,511	1,007	504	50.0
Net Interest Income	1,700	1,687	13	0.8	5,086	4,977	109	2.2
Provision for credit losses	117	135	(18)	(13.3)	444	420	24	5.7
Net Interest Income After Provision for Credit Losses	1,583	1,552	31	2.0	4,642	4,557	85	1.9
Noninterest Income
Insurance income	487	448	39	8.7	1,563	1,365	198	14.5
Service charges on deposits	188	183	5	2.7	540	527	13	2.5
Investment banking and brokerage fees and commissions	130	116	14	12.1	372	338	34	10.1
Mortgage banking income	112	79	33	41.8	288	272	16	5.9
Trust and investment advisory revenues	71	71	—	—	209	215	(6)	(2.8)
Bankcard fees and merchant discounts	72	72	—	—	219	213	6	2.8
Checkcard fees	57	56	1	1.8	171	165	6	3.6
Operating lease income	36	37	(1)	(2.7)	106	110	(4)	(3.6)
Income from bank-owned life insurance	29	27	2	7.4	91	88	3	3.4
Securities gains (losses), net	—	—	—	—	—	1	(1)	NM
Other income	121	150	(29)	(19.3)	298	347	(49)	(14.1)
Total noninterest income	1,303	1,239	64	5.2	3,857	3,641	216	5.9
Noninterest Expense
Personnel expense	1,161	1,104	57	5.2	3,368	3,217	151	4.7
Occupancy and equipment expense	186	189	(3)	(1.6)	557	570	(13)	(2.3)
Software expense	77	70	7	10.0	220	202	18	8.9
Outside IT services	28	33	(5)	(15.2)	87	97	(10)	(10.3)
Regulatory charges	20	37	(17)	(45.9)	57	116	(59)	(50.9)
Amortization of intangibles	29	33	(4)	(12.1)	93	97	(4)	(4.1)
Loan-related expense	26	28	(2)	(7.1)	81	83	(2)	(2.4)
Professional services	47	33	14	42.4	109	95	14	14.7
Merger-related and restructuring charges, net	34	18	16	88.9	137	70	67	95.7
Other expense	232	197	35	17.8	650	601	49	8.2
Total noninterest expense	1,840	1,742	98	5.6	5,359	5,148	211	4.1
Earnings
Income before income taxes	1,046	1,049	(3)	(0.3)	3,140	3,050	90	3.0
Provision for income taxes	218	210	8	3.8	629	598	31	5.2
Net income	828	839	(11)	(1.3)	2,511	2,452	59	2.4
Noncontrolling interests	3	7	(4)	(57.1)	8	13	(5)	(38.5)
Preferred stock dividends	90	43	47	109.3	177	130	47	36.2
Net income available to common shareholders	$735	$789	$(54)	(6.8)%	$2,326	$2,309	$17	0.7%
Earnings Per Common Share
Basic	$0.96	$1.02	$(0.06)	(5.9)%	$3.04	$2.98	$0.06	2.0%
Diluted	0.95	1.01	(0.06)	(5.9)	3.00	2.94	0.06	2.0
Weighted Average Shares Outstanding
Basic	766,167	771,562	(5,395)	(0.7)	765,428	775,642	(10,214)	(1.3)
Diluted	775,791	781,867	(6,076)	(0.8)	774,907	786,140	(11,233)	(1.4)
NM - not meaningful

BB&T Corporation 3

Consolidated Statements of Income - Five Quarter Trend
	Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions, except per share data, shares in thousands)	2019	2019	2019	2018	2018
Interest Income
Interest and fees on loans and leases	$1,886	$1,886	$1,839	$1,830	$1,772
Interest and dividends on securities	315	300	302	292	283
Interest on other earning assets	17	20	32	14	14
Total interest income	2,218	2,206	2,173	2,136	2,069
Interest Expense
Interest on deposits	271	273	253	206	172
Interest on short-term borrowings	54	50	32	39	29
Interest on long-term debt	193	193	192	186	181
Total interest expense	518	516	477	431	382
Net Interest Income	1,700	1,690	1,696	1,705	1,687
Provision for credit losses	117	172	155	146	135
Net Interest Income After Provision for Credit Losses	1,583	1,518	1,541	1,559	1,552
Noninterest Income
Insurance income	487	566	510	487	448
Service charges on deposits	188	181	171	185	183
Investment banking and brokerage fees and commissions	130	131	111	139	116
Mortgage banking income	112	113	63	86	79
Trust and investment advisory revenues	71	70	68	70	71
Bankcard fees and merchant discounts	72	77	70	74	72
Checkcard fees	57	59	55	56	56
Operating lease income	36	35	35	35	37
Income from bank-owned life insurance	29	34	28	28	27
Securities gains (losses), net	—	—	—	2	—
Other income	121	86	91	73	150
Total noninterest income	1,303	1,352	1,202	1,235	1,239
Noninterest Expense
Personnel expense	1,161	1,120	1,087	1,096	1,104
Occupancy and equipment expense	186	184	187	188	189
Software expense	77	71	72	70	70
Outside IT services	28	29	30	35	33
Regulatory charges	20	19	18	18	37
Amortization of intangibles	29	32	32	34	33
Loan-related expense	26	30	25	25	28
Professional services	47	31	31	43	33
Merger-related and restructuring charges, net	34	23	80	76	18
Other expense	232	212	206	199	197
Total noninterest expense	1,840	1,751	1,768	1,784	1,742
Earnings
Income before income taxes	1,046	1,119	975	1,010	1,049
Provision for income taxes	218	234	177	205	210
Net income	828	885	798	805	839
Noncontrolling interests	3	(1)	6	7	7
Preferred stock dividends	90	44	43	44	43
Net income available to common shareholders	$735	$842	$749	$754	$789
Earnings Per Common Share
Basic	$0.96	$1.10	$0.98	$0.99	$1.02
Diluted	0.95	1.09	0.97	0.97	1.01
Weighted Average Shares Outstanding
Basic	766,167	765,958	764,135	765,013	771,562
Diluted	775,791	774,603	774,071	775,402	781,867

4 BB&T Corporation

Segment Financial Performance - Preliminary
	Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions)	2019	2019	2019	2018	2018
Community Banking Retail and Consumer Finance
Net interest income (expense)	$871	$850	$843	$881	$880
Net intersegment interest income (expense)	141	126	109	87	76
Segment net interest income	1,012	976	952	968	956
Allocated provision for credit losses	115	123	130	151	121
Noninterest income	372	387	322	352	347
Noninterest expense	681	654	646	658	657
Income (loss) before income taxes	588	586	498	511	525
Provision (benefit) for income taxes	142	141	120	124	129
Segment net income (loss)	$446	$445	$378	$387	$396

Community Banking Commercial
Net interest income (expense)	$519	$541	$536	$532	$513
Net intersegment interest income (expense)	69	47	44	59	58
Segment net interest income	588	588	580	591	571
Allocated provision for credit losses	12	39	19	14	18
Noninterest income	116	114	109	112	110
Noninterest expense	259	255	251	267	262
Income (loss) before income taxes	433	408	419	422	401
Provision (benefit) for income taxes	95	89	91	93	90
Segment net income (loss)	$338	$319	$328	$329	$311

Financial Services and Commercial Finance
Net interest income (expense)	$196	$197	$189	$190	$171
Net intersegment interest income (expense)	18	13	21	21	26
Segment net interest income	214	210	210	211	197
Allocated provision for credit losses	3	14	1	5	5
Noninterest income	351	329	284	323	308
Noninterest expense	327	311	297	334	312
Income (loss) before income taxes	235	214	196	195	188
Provision (benefit) for income taxes	50	45	40	40	39
Segment net income (loss)	$185	$169	$156	$155	$149

Insurance Holdings
Net interest income (expense)	$39	$35	$34	$32	$32
Net intersegment interest income (expense)	(11)	(10)	(11)	(10)	(9)
Segment net interest income	28	25	23	22	23
Allocated provision for credit losses	2	2	3	—	1
Noninterest income	491	570	515	496	452
Noninterest expense	435	444	417	415	416
Income (loss) before income taxes	82	149	118	103	58
Provision (benefit) for income taxes	21	38	30	26	15
Segment net income (loss)	$61	$111	$88	$77	$43

Other, Treasury & Corporate (1)
Net interest income (expense)	$75	$67	$94	$70	$91
Net intersegment interest income (expense)	(217)	(176)	(163)	(157)	(151)
Segment net interest income	(142)	(109)	(69)	(87)	(60)
Allocated provision for credit losses	(15)	(6)	2	(24)	(10)
Noninterest income	(27)	(48)	(28)	(48)	22
Noninterest expense	138	87	157	110	95
Income (loss) before income taxes	(292)	(238)	(256)	(221)	(123)
Provision (benefit) for income taxes	(90)	(79)	(104)	(78)	(63)
Segment net income (loss)	$(202)	$(159)	$(152)	$(143)	$(60)

Total BB&T Corporation
Net interest income (expense)	$1,700	$1,690	$1,696	$1,705	$1,687
Net intersegment interest income (expense)	—	—	—	—	—
Segment net interest income	1,700	1,690	1,696	1,705	1,687
Allocated provision for credit losses	117	172	155	146	135
Noninterest income	1,303	1,352	1,202	1,235	1,239
Noninterest expense	1,840	1,751	1,768	1,784	1,742
Income (loss) before income taxes	1,046	1,119	975	1,010	1,049
Provision (benefit) for income taxes	218	234	177	205	210
Net income	$828	$885	$798	$805	$839
(1) Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.

BB&T Corporation 5

Consolidated Ending Balance Sheets - Five Quarter Trend
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions)	2019	2019	2019	2018	2018
Assets
Cash and due from banks	$2,027	$1,831	$1,873	$2,753	$2,123
Interest-bearing deposits with banks	866	707	751	984	748
Cash equivalents	114	148	252	143	135
Restricted cash	11	15	96	107	147
Securities available for sale at fair value	35,997	25,802	26,315	25,038	24,286
Securities held to maturity at amortized cost	18,768	19,487	20,095	20,552	21,082
Loans and leases:
Commercial:
Commercial and industrial	64,324	63,693	61,978	61,935	59,722
CRE	20,884	20,722	20,829	21,060	21,466
Lease financing	2,356	2,203	2,098	2,018	2,028
Retail:
Residential mortgage	28,297	32,607	31,572	31,393	30,821
Direct	11,463	11,492	11,464	11,584	11,618
Indirect	18,461	18,209	17,523	17,425	17,468
Revolving credit	3,241	3,239	3,152	3,132	3,070
PCI	387	421	441	466	497
Total loans and leases held for investment	149,413	152,586	149,057	149,013	146,690
Loans held for sale	1,442	1,237	834	988	1,022
Total loans and leases	150,855	153,823	149,891	150,001	147,712
Allowance for loan and lease losses	(1,573)	(1,595)	(1,561)	(1,558)	(1,538)
Premises and equipment	2,022	2,029	2,078	2,118	2,154
Goodwill	9,832	9,830	9,818	9,818	9,832
Core deposit and other intangible assets	678	712	726	758	789
Mortgage servicing rights at fair value	919	970	1,036	1,108	1,179
Other assets	16,234	17,113	16,313	13,875	14,236
Total assets	$236,750	$230,872	$227,683	$225,697	$222,885
Liabilities
Deposits:
Noninterest-bearing deposits	$52,667	$52,458	$53,021	$53,025	$53,646
Interest checking	27,723	28,021	28,028	28,130	26,590
Money market and savings	64,454	63,972	63,739	63,467	61,597
Time deposits	16,526	15,070	14,978	16,577	12,723
Foreign office deposits - interest-bearing	910	—	—	—	—
Total deposits	162,280	159,521	159,766	161,199	154,556
Short-term borrowings	10,405	10,344	6,305	5,178	9,652
Long-term debt	25,520	22,640	24,729	23,709	23,236
Accounts payable and other liabilities	6,242	6,603	6,000	5,433	5,434
Total liabilities	204,447	199,108	196,800	195,519	192,878
Shareholders' Equity:
Preferred stock	3,057	3,053	3,053	3,053	3,053
Common stock	3,832	3,830	3,830	3,817	3,853
Additional paid-in capital	6,931	6,889	6,843	6,849	7,221
Retained earnings	19,440	19,050	18,518	18,118	17,673
Accumulated other comprehensive loss	(1,026)	(1,119)	(1,421)	(1,715)	(1,852)
Noncontrolling interests	69	61	60	56	59
Total shareholders' equity	32,303	31,764	30,883	30,178	30,007
Total liabilities and shareholders' equity	$236,750	$230,872	$227,683	$225,697	$222,885
New lease accounting guidance was adopted prospectively in 1Q19 that requires lessees to recognize assets and liabilities related to certain operating leases on the balance sheet.

6 BB&T Corporation

Average Balance Sheets
	Quarter Ended				Year-to-Date
	September 30		Change		September 30		Change
(Dollars in millions)	2019	2018	$	%	2019	2018	$	%
Assets
Securities at amortized cost (1):
U.S. Treasury	$2,240	$3,561	$(1,321)	(37.1)%	$2,731	$3,546	$(815)	(23.0)%
U.S. government-sponsored entities (GSE)	2,449	2,399	50	2.1	2,436	2,390	46	1.9
Mortgage-backed securities issued by GSE	43,415	39,111	4,304	11.0	41,202	39,894	1,308	3.3
States and political subdivisions	566	849	(283)	(33.3)	583	1,036	(453)	(43.7)
Non-agency mortgage-backed	198	340	(142)	(41.8)	271	356	(85)	(23.9)
Other	32	39	(7)	(17.9)	34	43	(9)	(20.9)
Total securities	48,900	46,299	2,601	5.6	47,257	47,265	(8)	—
Other earning assets	2,466	2,412	54	2.2	2,612	2,287	325	14.2
Loans and leases:
Commercial:
Commercial and industrial	63,768	59,900	3,868	6.5	62,576	59,363	3,213	5.4
CRE	20,767	21,496	(729)	(3.4)	20,806	21,480	(674)	(3.1)
Lease financing	2,260	1,941	319	16.4	2,135	1,892	243	12.8
Retail:
Residential mortgage	28,410	30,500	(2,090)	(6.9)	30,604	29,538	1,066	3.6
Direct	11,468	11,613	(145)	(1.2)	11,489	11,694	(205)	(1.8)
Indirect	18,362	17,282	1,080	6.2	17,863	17,002	861	5.1
Revolving credit	3,218	2,947	271	9.2	3,160	2,859	301	10.5
PCI	411	518	(107)	(20.7)	433	569	(136)	(23.9)
Total loans and leases held for investment	148,664	146,197	2,467	1.7	149,066	144,397	4,669	3.2
Loans held for sale	3,378	1,292	2,086	161.5	1,742	1,332	410	30.8
Total loans and leases	152,042	147,489	4,553	3.1	150,808	145,729	5,079	3.5
Total earning assets	203,408	196,200	7,208	3.7	200,677	195,281	5,396	2.8
Nonearning assets	29,012	26,474	2,538	9.6	28,429	26,536	1,893	7.1
Total assets	$232,420	$222,674	$9,746	4.4%	$229,106	$221,817	$7,289	3.3%
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$52,500	$54,174	$(1,674)	(3.1)%	$52,489	$53,847	$(1,358)	(2.5)%
Interest checking	27,664	26,655	1,009	3.8	27,665	26,962	703	2.6
Money market and savings	64,920	62,957	1,963	3.1	63,885	62,256	1,629	2.6
Time deposits	16,643	13,353	3,290	24.6	16,256	13,720	2,536	18.5
Foreign office deposits - interest-bearing	265	132	133	100.8	355	577	(222)	(38.5)
Total deposits	161,992	157,271	4,721	3.0	160,650	157,362	3,288	2.1
Short-term borrowings	8,307	6,023	2,284	37.9	7,443	5,609	1,834	32.7
Long-term debt	22,608	24,211	(1,603)	(6.6)	23,027	23,845	(818)	(3.4)
Accounts payable and other liabilities	6,769	5,282	1,487	28.2	6,449	5,333	1,116	20.9
Total liabilities	199,676	192,787	6,889	3.6	197,569	192,149	5,420	2.8
Shareholders' equity	32,744	29,887	2,857	9.6	31,537	29,668	1,869	6.3
Total liabilities and shareholders' equity	$232,420	$222,674	$9,746	4.4%	$229,106	$221,817	$7,289	3.3%
New lease accounting guidance was adopted prospectively in 1Q19 that requires lessees to recognize assets and liabilities related to certain operating leases on the balance sheet.
Average balances exclude basis adjustments for fair value hedges.
(1) Includes AFS and HTM securities.

BB&T Corporation 7

Average Balance Sheets - Five Quarter Trend
	Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions)	2019	2019	2019	2018	2018
Assets
Securities at amortized cost (1):
U.S. Treasury	$2,240	$2,662	$3,302	$4,555	$3,561
U.S. government-sponsored entities (GSE)	2,449	2,440	2,418	2,408	2,399
Mortgage-backed securities issued by GSE	43,415	40,112	40,044	38,566	39,111
States and political subdivisions	566	566	620	725	849
Non-agency mortgage-backed	198	302	315	326	340
Other	32	33	35	30	39
Total securities	48,900	46,115	46,734	46,610	46,299
Other earning assets	2,466	3,167	2,197	2,146	2,412
Loans and leases:
Commercial:
Commercial and industrial	63,768	62,563	61,370	60,553	59,900
CRE	20,767	20,748	20,905	21,301	21,496
Lease financing	2,260	2,122	2,021	1,990	1,941
Retail:
Residential mortgage	28,410	32,066	31,370	31,103	30,500
Direct	11,468	11,506	11,493	11,600	11,613
Indirect	18,362	17,879	17,337	17,436	17,282
Revolving credit	3,218	3,151	3,110	3,070	2,947
PCI	411	432	455	486	518
Total loans and leases held for investment	148,664	150,467	148,061	147,539	146,197
Loans held for sale	3,378	1,090	729	918	1,292
Total loans and leases	152,042	151,557	148,790	148,457	147,489
Total earning assets	203,408	200,839	197,721	197,213	196,200
Nonearning assets	29,012	28,410	27,852	26,412	26,474
Total assets	$232,420	$229,249	$225,573	$223,625	$222,674
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$52,500	$52,680	$52,283	$53,732	$54,174
Interest checking	27,664	27,708	27,622	26,921	26,655
Money market and savings	64,920	63,394	63,325	62,261	62,957
Time deposits	16,643	15,730	16,393	14,682	13,353
Foreign office deposits - interest-bearing	265	379	422	246	132
Total deposits	161,992	159,891	160,045	157,842	157,271
Short-term borrowings	8,307	8,367	5,624	6,979	6,023
Long-term debt	22,608	23,233	23,247	23,488	24,211
Accounts payable and other liabilities	6,769	6,457	6,116	5,351	5,282
Total liabilities	199,676	197,948	195,032	193,660	192,787
Shareholders' equity	32,744	31,301	30,541	29,965	29,887
Total liabilities and shareholders' equity	$232,420	$229,249	$225,573	$223,625	$222,674
New lease accounting guidance was adopted prospectively in 1Q19 that requires lessees to recognize assets and liabilities related to certain operating leases on the balance sheet.
Average balances exclude basis adjustments for fair value hedges.
(1) Includes AFS and HTM securities.

8 BB&T Corporation

Average Balances and Rates - Quarters
	Quarter Ended
	September 30, 2019			June 30, 2019
	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
(Dollars in millions)	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$2,240	$11	2.04%	$2,662	$14	2.04%
U.S. government-sponsored entities (GSE)	2,449	14	2.25	2,440	13	2.25
Mortgage-backed securities issued by GSE	43,415	279	2.57	40,112	258	2.57
States and political subdivisions	566	5	3.44	566	6	4.37
Non-agency mortgage-backed	198	9	18.77	302	10	13.28
Other	32	—	3.67	33	1	3.85
Total securities	48,900	318	2.60	46,115	302	2.62
Other earning assets	2,466	17	2.67	3,167	20	2.59
Loans and leases:
Commercial:
Commercial and industrial	63,768	671	4.18	62,563	679	4.35
CRE	20,767	256	4.88	20,748	260	5.03
Lease financing	2,260	18	3.17	2,122	17	3.29
Retail:
Residential mortgage	28,410	285	4.02	32,066	321	4.00
Direct	11,468	166	5.75	11,506	166	5.80
Indirect	18,362	372	8.04	17,879	356	7.99
Revolving credit	3,218	78	9.61	3,151	74	9.39
PCI	411	25	24.23	432	24	21.63
Total loans and leases held for investment	148,664	1,871	5.00	150,467	1,897	5.05
Loans held for sale	3,378	35	4.16	1,090	11	4.17
Total loans and leases	152,042	1,906	4.98	151,557	1,908	5.05
Total earning assets	203,408	2,241	4.38	200,839	2,230	4.45
Nonearning assets	29,012			28,410
Total assets	$232,420			$229,249
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$27,664	47	0.67	$27,708	45	0.65
Money market and savings	64,920	156	0.95	63,394	163	1.03
Time deposits	16,643	67	1.62	15,730	63	1.58
Foreign office deposits - interest-bearing	265	1	2.13	379	2	2.43
Total interest-bearing deposits	109,492	271	0.99	107,211	273	1.02
Short-term borrowings	8,307	54	2.55	8,367	50	2.40
Long-term debt	22,608	193	3.42	23,233	193	3.33
Total interest-bearing liabilities	140,407	518	1.47	138,811	516	1.49
Noninterest-bearing deposits	52,500			52,680
Accounts payable and other liabilities	6,769			6,457
Shareholders' equity	32,744			31,301
Total liabilities and shareholders' equity	$232,420			$229,249
Average interest-rate spread			2.91			2.96

Net interest income/ net interest margin		$1,723	3.37%		$1,714	3.42%
Taxable-equivalent adjustment		$23			$24
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Yields are on a taxable-equivalent basis utilizing the marginal income tax rates for the periods presented.
(3) Includes AFS and HTM securities.

BB&T Corporation 9

Average Balances and Rates - Quarters
	Quarter Ended
	March 31, 2019			December 31, 2018			September 30, 2018
	(1)	Interest	(2)	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/	Average	Income/	Yields/
(Dollars in millions)	Balances	Expense	Rates	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$3,302	$16	2.01%	$4,555	$25	2.11%	$3,561	$15	1.80%
U.S. government-sponsored entities (GSE)	2,418	14	2.24	2,408	14	2.24	2,399	13	2.23
Mortgage-backed securities issued by GSE	40,044	258	2.58	38,566	241	2.50	39,111	239	2.45
States and political subdivisions	620	6	3.73	725	6	3.53	849	10	3.50
Non-agency mortgage-backed	315	10	12.51	326	10	11.50	340	8	11.32
Other	35	—	3.96	30	—	4.51	39	1	3.79
Total securities	46,734	304	2.60	46,610	296	2.53	46,299	286	2.47
Other earning assets	2,197	33	6.01	2,146	14	2.54	2,412	15	2.52
Loans and leases:
Commercial:
Commercial and industrial	61,370	656	4.33	60,553	645	4.23	59,900	612	4.04
CRE	20,905	261	5.06	21,301	261	4.88	21,496	260	4.80
Lease financing	2,021	17	3.33	1,990	18	3.64	1,941	17	3.04
Retail:
Residential mortgage	31,370	324	4.13	31,103	319	4.10	30,500	313	4.08
Direct	11,493	163	5.75	11,600	164	5.56	11,613	155	5.34
Indirect	17,337	338	7.91	17,436	335	7.69	17,282	335	7.56
Revolving credit	3,110	73	9.49	3,070	72	9.39	2,947	63	9.47
PCI	455	20	17.99	486	26	20.49	518	26	20.14
Total loans and leases held for investment	148,061	1,852	5.06	147,539	1,840	4.96	146,197	1,781	4.83
Loans held for sale	729	8	4.38	918	10	4.66	1,292	14	4.28
Total loans and leases	148,790	1,860	5.06	148,457	1,850	4.96	147,489	1,795	4.83
Total earning assets	197,721	2,197	4.49	197,213	2,160	4.36	196,200	2,096	4.24
Nonearning assets	27,852			26,412			26,474
Total assets	$225,573			$223,625			$222,674
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$27,622	40	0.59	$26,921	34	0.49	$26,655	28	0.45
Money market and savings	63,325	150	0.96	62,261	125	0.80	62,957	109	0.68
Time deposits	16,393	60	1.50	14,682	45	1.22	13,353	34	0.98
Foreign office deposits - interest-bearing	422	3	2.43	246	2	2.22	132	1	1.93
Total interest-bearing deposits	107,762	253	0.95	104,110	206	0.78	103,097	172	0.66
Short-term borrowings	5,624	32	2.32	6,979	39	2.18	6,023	29	1.94
Long-term debt	23,247	192	3.30	23,488	186	3.19	24,211	181	2.99
Total interest-bearing liabilities	136,633	477	1.41	134,577	431	1.28	133,331	382	1.14
Noninterest-bearing deposits	52,283			53,732			54,174
Accounts payable and other liabilities	6,116			5,351			5,282
Shareholders' equity	30,541			29,965			29,887
Total liabilities and shareholders' equity	$225,573			$223,625			$222,674
Average interest-rate spread			3.08			3.08			3.10

Net interest income/ net interest margin		$1,720	3.51%		$1,729	3.49%		$1,714	3.47%
Taxable-equivalent adjustment		$24			$24			$27
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Yields are on a taxable-equivalent basis utilizing the marginal income tax rates for the periods presented.
(3) Includes AFS and HTM securities.

10 BB&T Corporation

Average Balances and Rates - Year-To-Date
	Year-to-Date
	September 30, 2019			September 30, 2018
	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
(Dollars in millions)	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$2,731	$41	2.03%	$3,546	$47	1.79%
U.S. government-sponsored entities (GSE)	2,436	41	2.25	2,390	40	2.23
Mortgage-backed securities issued by GSE	41,202	795	2.57	39,894	728	2.44
States and political subdivisions	583	17	3.85	1,036	29	3.71
Non-agency mortgage-backed	271	29	14.34	356	32	12.06
Other	34	1	3.83	43	1	3.05
Total securities	47,257	924	2.61	47,265	877	2.48
Other earning assets	2,612	70	3.57	2,287	53	3.09
Loans and leases:
Commercial:
Commercial and industrial	62,576	2,006	4.28	59,363	1,729	3.89
CRE	20,806	777	4.99	21,480	746	4.64
Lease financing	2,135	52	3.26	1,892	43	3.03
Retail:
Residential mortgage	30,604	930	4.05	29,538	893	4.03
Direct	11,489	495	5.77	11,694	446	5.11
Indirect	17,863	1,066	7.98	17,002	950	7.45
Revolving credit	3,160	225	9.50	2,859	197	9.19
PCI	433	69	21.20	569	82	19.40
Total loans and leases held for investment	149,066	5,620	5.04	144,397	5,086	4.71
Loans held for sale	1,742	54	4.17	1,332	40	4.01
Total loans and leases	150,808	5,674	5.03	145,729	5,126	4.70
Total earning assets	200,677	6,668	4.44	195,281	6,056	4.14
Nonearning assets	28,429			26,536
Total assets	$229,106			$221,817
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$27,665	132	0.64	$26,962	82	0.41
Money market and savings	63,885	469	0.98	62,256	262	0.56
Time deposits	16,256	190	1.57	13,720	87	0.84
Foreign office deposits - interest-bearing	355	6	2.36	577	7	1.60
Total interest-bearing deposits	108,161	797	0.99	103,515	438	0.57
Short-term borrowings	7,443	136	2.44	5,609	72	1.72
Long-term debt	23,027	578	3.35	23,845	497	2.78
Total interest-bearing liabilities	138,631	1,511	1.46	132,969	1,007	1.01
Noninterest-bearing deposits	52,489			53,847
Accounts payable and other liabilities	6,449			5,333
Shareholders' equity	31,537			29,668
Total liabilities and shareholders' equity	$229,106			$221,817
Average interest-rate spread			2.98			3.13

Net interest income/ net interest margin		$5,157	3.43%		$5,049	3.45%
Taxable-equivalent adjustment		$71			$72
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Yields are on a taxable-equivalent basis utilizing the marginal income tax rates for the periods presented.
(3) Includes AFS and HTM securities.

BB&T Corporation 11

Credit Quality
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions)	2019	2019	2019	2018	2018
Nonperforming Assets
Nonaccrual loans and leases:
Commercial:
Commercial and industrial	$172	$193	$196	$200	$238
CRE	29	33	75	65	46
Lease financing	2	2	1	3	6
Retail:
Residential mortgage	106	104	121	119	120
Direct	56	54	53	53	55
Indirect	82	75	80	82	72
Total nonaccrual loans and leases held for investment (1)	447	461	526	522	537
Foreclosed real estate	33	36	33	35	39
Other foreclosed property	29	26	25	28	25
Total nonperforming assets(1)	$509	$523	$584	$585	$601
Performing Troubled Debt Restructurings (TDRs) (2)
Commercial:
Commercial and industrial	$69	$84	$63	$65	$56
CRE	7	8	9	10	12
Retail:
Residential mortgage	570	581	669	656	643
Direct	52	53	54	55	56
Indirect	328	315	306	305	295
Revolving credit	31	29	29	28	28
Total performing TDRs (2)(3)	$1,057	$1,070	$1,130	$1,119	$1,090
Loans 90 Days or More Past Due and Still Accruing
Retail:
Residential mortgage	$347	$350	$377	$405	$367
Direct	7	10	7	7	6
Indirect	9	7	5	6	6
Revolving credit	16	14	14	14	12
PCI	24	26	28	30	40
Total loans 90 days past due and still accruing	$403	$407	$431	$462	$431
Loans 30-89 Days Past Due
Commercial:
Commercial and industrial	$34	$32	$36	$34	$35
CRE	1	3	3	5	4
Lease financing	1	5	3	1	1
Retail:
Residential mortgage	432	480	478	456	510
Direct	54	58	67	61	59
Indirect	423	393	316	436	418
Revolving credit	31	28	27	28	27
PCI	16	17	18	23	21
Total loans 30-89 days past due	$992	$1,016	$948	$1,044	$1,075
Excludes loans held for sale.
(1) Sales of nonperforming loans totaled $42 million, $48 million, $30 million, $30 million and $20 million for the quarter ended September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018 and September 30, 2018, respectively.

(2) Excludes TDRs that are nonperforming totaling $115 million, $135 million, $178 million, $176 million and $176 million at September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018 and September 30, 2018, respectively. These amounts are included in total nonperforming assets.

(3) Sales of performing TDRs, which were primarily residential mortgage loans, totaled $39 million, $120 million, $33 million, $15 million and $34 million for the quarter ended September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018 and September 30, 2018, respectively.

12 BB&T Corporation

Credit Quality
	As of/For the Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions)	2019	2019	2019	2018	2018
Allowance for Credit Losses
Beginning balance	$1,689	$1,659	$1,651	$1,648	$1,640
Provision for credit losses (excluding PCI loans)	117	172	156	147	141
Provision (benefit) for PCI loans	—	—	(1)	(1)	(6)
Charge-offs:
Commercial:
Commercial and industrial	(28)	(22)	(17)	(18)	(28)
CRE	(2)	(18)	(8)	(5)	—
Lease financing	(1)	—	(1)	(1)	(1)
Retail:
Residential mortgage	(3)	(5)	(5)	(8)	(4)
Direct	(22)	(22)	(18)	(18)	(17)
Indirect	(106)	(91)	(109)	(108)	(94)
Revolving credit	(27)	(25)	(26)	(22)	(20)
PCI	—	—	—	—	(2)
Total charge-offs	(189)	(183)	(184)	(180)	(166)
Recoveries:
Commercial:
Commercial and industrial	5	8	6	7	13
CRE	3	3	1	4	1
Lease financing	1	—	—	—	—
Retail:
Residential mortgage	—	—	1	1	—
Direct	6	7	6	5	6
Indirect	15	19	17	15	15
Revolving credit	6	4	6	5	4
Total recoveries	36	41	37	37	39
Net charge-offs	(153)	(142)	(147)	(143)	(127)
Ending balance	$1,653	$1,689	$1,659	$1,651	$1,648
Allowance for Credit Losses:
Allowance for loan and lease losses (excluding PCI loans)	$1,565	$1,587	$1,553	$1,549	$1,528
Allowance for PCI loans	8	8	8	9	10
Reserve for unfunded lending commitments	80	94	98	93	110
Total	$1,653	$1,689	$1,659	$1,651	$1,648

				As of/For the Year-to-Date
				Period Ended Sept. 30
(Dollars in millions)				2019	2018
Allowance for Credit Losses
Beginning balance				$1,651	$1,609
Provision for credit losses (excluding PCI loans)				445	436
Provision (benefit) for PCI loans				(1)	(16)
Charge-offs:
Commercial:
Commercial and industrial				(67)	(74)
CRE				(28)	(8)
Lease financing				(2)	(3)
Retail:
Residential mortgage				(13)	(13)
Direct				(62)	(53)
Indirect				(306)	(283)
Revolving credit				(78)	(62)
PCI				—	(2)
Total charge-offs				(556)	(498)
Recoveries:
Commercial:
Commercial and industrial				19	32
CRE				7	4
Lease financing				1	1
Retail:
Residential mortgage				1	1
Direct				19	18
Indirect				51	47
Revolving credit				16	14
Total recoveries				114	117
Net charge-offs				(442)	(381)
Ending balance				$1,653	$1,648

BB&T Corporation 13

Credit Quality
	As of/For the Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2019	2019	2019	2018	2018
Asset Quality Ratios
Loans 30-89 days past due and still accruing as a percentage of loans and leases	0.66%	0.67%	0.64%	0.70%	0.73%
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.27	0.27	0.29	0.31	0.29
Nonperforming loans and leases as a percentage of loans and leases	0.30	0.30	0.35	0.35	0.37
Nonperforming assets as a percentage of:
Total assets	0.22	0.23	0.26	0.26	0.27
Loans and leases plus foreclosed property	0.34	0.34	0.39	0.39	0.41
Net charge-offs as a percentage of average loans and leases	0.41	0.38	0.40	0.38	0.35
Allowance for loan and lease losses as a percentage of loans and leases	1.05	1.05	1.05	1.05	1.05
Ratio of allowance for loan and lease losses to:
Net charge-offs	2.59X	2.80X	2.62X	2.76X	3.05X
Nonperforming loans and leases	3.52X	3.46X	2.97X	2.99X	2.86X
Asset Quality Ratios (Excluding Government Guaranteed and PCI)
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.04%	0.04%	0.04%	0.04%	0.04%

				As of/For the Year-to-Date
				Period Ended Sept. 30
				2019	2018
Asset Quality Ratios
Net charge-offs as a percentage of average loans and leases				0.40%	0.35%
Ratio of allowance for loan and lease losses to net charge-offs				2.66X	3.02X
Applicable ratios are annualized. Loans and leases exclude loans held for sale.

	September 30, 2019
			Past Due 30-89		Past Due 90+
(Dollars in millions)	Current Status		Days		Days		Total
Troubled Debt Restructurings
Performing TDRs: (1)
Commercial:
Commercial and industrial	$69	100.0%	$—	—%	$—	—%	$69
CRE	7	100.0	—	—	—	—	7
Retail:
Residential mortgage	313	54.9	105	18.4	152	26.7	570
Direct	49	94.2	3	5.8	—	—	52
Indirect	270	82.3	58	17.7	—	—	328
Revolving credit	27	87.1	3	9.7	1	3.2	31
Total performing TDRs (1)	735	69.5	169	16.0	153	14.5	1,057
Nonperforming TDRs (2)	49	42.6	10	8.7	56	48.7	115
Total TDRs (1)(2)	$784	66.9%	$179	15.3%	$209	17.8%	$1,172

			Quarter Ended
			Sept. 30	June 30	March 31	Dec. 31	Sept. 30
			2019	2019	2019	2018	2018
Net Charge-offs as a Percentage of Average Loans and Leases:
Commercial:
Commercial and industrial			0.14%	0.09%	0.07%	0.06%	0.11%
CRE			(0.02)	0.30	0.13	0.02	(0.02)
Lease financing			0.11	0.03	0.10	0.17	0.16
Retail:
Residential mortgage			0.04	0.06	0.05	0.10	0.05
Direct			0.55	0.53	0.42	0.43	0.38
Indirect			1.95	1.63	2.15	2.14	1.79
Revolving credit			2.65	2.56	2.64	2.25	2.11
PCI			—	—	—	—	1.53
Total loans and leases			0.41	0.38	0.40	0.38	0.35
Applicable ratios are annualized.
(1) Past due performing TDRs are included in past due disclosures.
(2) Nonperforming TDRs are included in nonaccrual loan disclosures.

14 BB&T Corporation

Capital Information - Five Quarter Trend
	As of/For the Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions, except per share data, shares in thousands)	2019	2019	2019	2018	2018
Selected Capital Information	(preliminary)
Risk-based capital:
Common equity tier 1	$19,903	$19,435	$18,848	$18,405	$18,325
Tier 1	22,959	22,486	21,899	21,456	21,376
Total	27,668	26,693	26,078	24,963	24,979
Risk-weighted assets	187,623	187,523	183,060	181,260	179,195
Average quarterly tangible assets	223,298	220,514	217,247	215,872	214,498
Risk-based capital ratios:
Common equity tier 1	10.6%	10.4%	10.3%	10.2%	10.2%
Tier 1	12.2	12.0	12.0	11.8	11.9
Total	14.7	14.2	14.2	13.8	13.9
Leverage capital ratio	10.3	10.2	10.1	9.9	10.0
Equity as a percentage of total assets	13.6	13.8	13.6	13.4	13.5
Common equity per common share	$38.07	$37.40	$36.26	$35.46	$34.90

Calculations of Tangible Common Equity and Related Measures: (1)
Total shareholders' equity	$32,303	$31,764	$30,883	$30,178	$30,007
Less:
Preferred stock	3,057	3,053	3,053	3,053	3,053
Noncontrolling interests	69	61	60	56	59
Intangible assets, net of deferred taxes	10,281	10,317	10,326	10,360	10,407
Tangible common equity	$18,896	$18,333	$17,444	$16,709	$16,488

Outstanding shares at end of period (in thousands)	766,303	766,010	765,920	763,326	770,620

Tangible Common Equity Per Common Share	$24.66	$23.93	$22.78	$21.89	$21.40

(1)
Tangible common equity and related measures are non-GAAP measures that exclude the impact of intangible assets, net of deferred taxes, and their related amortization. These measures are useful for evaluating the performance of a business consistently, whether acquired or developed internally. BB&T's management uses these measures to assess the quality of capital and returns relative to balance sheet risk and believes investors may find them useful in their analysis of the Corporation. These measures are not necessarily comparable to similar measures that may be presented by other companies.

BB&T Corporation 15

Selected Items, Selected Mortgage Banking Information & Additional Information
				Favorable (Unfavorable)
					After-Tax at
(Dollars in millions)				Pre-Tax	Marginal Rate
Selected Items
Third Quarter 2019
Incremental operating expenses related to the merger:
Personnel expense				$(39)
Professional services				(12)
Other expense				(1)
Total				$(52)	$(40)

Redemption of preferred shares	Preferred stock dividends			$(46)	$(46)

Allowance release related to residential mortgage portfolio sale	Provision for credit losses			$16	$12
Gain on residential mortgage portfolio sale	Mortgage banking income			4	3
Impact of mortgage portfolio sale				$20	$15

Second Quarter 2019
Incremental operating expenses related to the merger:
Personnel expense				$(4)
Professional services				(5)
Total				$(9)	$(7)

First Quarter 2019
Incremental operating expenses related to the merger:
Professional services				$(1)
Other expense				(1)
Total				$(2)	$(1)

Fourth Quarter 2018
None				N/A	N/A

Third Quarter 2018
None				N/A	N/A

Second Quarter 2018
None				N/A	N/A

First Quarter 2018
None				N/A	N/A

	As of/For the Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions, except per share data)	2019	2019	2019	2018	2018
Mortgage Banking Income
Residential mortgage production revenue	$50	$37	$20	$22	$29
Residential mortgage servicing revenue	64	62	61	65	63
Realization of expected residential MSR cash flows	(36)	(38)	(33)	(37)	(35)
Commercial mortgage production revenue	26	20	11	28	20
Commercial mortgage servicing revenue	10	9	10	9	10
Realization of expected commercial MSR cash flows	(7)	(7)	(7)	(7)	(7)
Mortgage banking income before MSR valuation	107	83	62	80	80
Income statement impact of mortgage servicing rights valuation:
MSRs fair value increase (decrease)	(79)	(52)	(54)	(55)	35
MSRs hedge gains (losses)	84	82	55	61	(36)
Net MSRs valuation	5	30	1	6	(1)
Total mortgage banking income	$112	$113	$63	$86	$79
Other Mortgage Banking Information
Residential mortgage loan originations	$5,274	$4,735	$2,383	$2,735	$4,265
Residential mortgage servicing portfolio (1):
Loans serviced for others	87,147	85,060	86,119	87,270	88,323
Bank-owned loans serviced	29,122	32,852	31,861	31,335	31,137
Total servicing portfolio	116,269	117,912	117,980	118,605	119,460
Weighted-average coupon rate on mortgage loans serviced for others	4.09%	4.07%	4.06%	4.04%	4.03%
Weighted-average servicing fee on mortgage loans serviced for others	0.280	0.279	0.278	0.277	0.277

Additional Information
Derivatives notional amount	$72,100	$64,967	$72,998	$67,738	$68,400
Fair value of derivatives, net	641	489	158	(1)	(253)
Common stock prices:
High	53.85	51.76	52.45	52.11	53.08
Low	44.98	46.53	42.79	40.68	48.41
End of period	53.37	49.13	46.53	43.32	48.54
Banking offices	1,789	1,787	1,871	1,879	1,958
ATMs	2,376	2,376	2,503	2,573	2,764
FTEs	34,723	34,771	35,334	35,852	36,233
(1) Amounts reported are unpaid principal balance.

16 BB&T Corporation

Non-GAAP Reconciliations
	Quarter Ended					Year-to-Date
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30	Sept. 30	Sept. 30
(Dollars in millions)	2019	2019	2019	2018	2018	2019	2018
Efficiency Ratio (1)
Efficiency Ratio Numerator - Noninterest Expense - GAAP	$1,840	$1,751	$1,768	$1,784	$1,742	$5,359	$5,148
Amortization of intangibles	(29)	(32)	(32)	(34)	(33)	(93)	(97)
Merger-related and restructuring charges, net	(34)	(23)	(80)	(76)	(18)	(137)	(70)
Incremental operating expenses related to the merger	(52)	(9)	(2)	—	—	(63)	—
Efficiency Ratio Numerator - Adjusted	$1,725	$1,687	$1,654	$1,674	$1,691	$5,066	$4,981

Efficiency Ratio Denominator - Revenue (2) - GAAP	$3,003	$3,042	$2,898	$2,940	$2,926	$8,943	$8,618
Taxable equivalent adjustment	23	24	24	24	27	71	72
Securities (gains) losses, net	—	—	—	(2)	—	—	(1)
Gain on residential mortgage portfolio sale	(4)	—	—	—	—	(4)	—
Efficiency Ratio Denominator - Adjusted	$3,022	$3,066	$2,922	$2,962	$2,953	$9,010	$8,689

Efficiency Ratio - GAAP	61.3%	57.6%	61.0%	60.7%	59.5%	59.9%	59.7%
Efficiency Ratio - Adjusted	57.1	55.1	56.6	56.5	57.3	56.2	57.3

(1)
The adjusted efficiency ratio is non-GAAP in that it excludes securities gains (losses), amortization of intangible assets, merger-related and restructuring charges and other selected items. BB&T's management uses this measure in their analysis of the Corporation's performance. BB&T's management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrates the effects of significant gains and charges. These measures are not necessarily comparable to similar measures that may be presented by other companies.

(2)	Revenue is defined as net interest income plus noninterest income.

	Quarter Ended					Year-to-Date
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30	Sept. 30	Sept. 30
(Dollars in millions)	2019	2019	2019	2018	2018	2019	2018
Return on Average Tangible Common Shareholders' Equity (1)
Net income available to common shareholders	$735	$842	$749	$754	$789	$2,326	$2,309
Plus: Amortization of intangibles, net of tax	22	24	25	25	26	71	74
Tangible net income available to common shareholders	$757	$866	$774	$779	$815	$2,397	$2,383

Average common shareholders' equity	$29,040	$28,188	$27,432	$26,860	$26,782	$28,226	$26,565
Less: Average intangible assets, net of deferred taxes	10,298	10,326	10,343	10,391	10,409	10,322	10,194
Average tangible common shareholders' equity	$18,742	$17,862	$17,089	$16,469	$16,373	$17,904	$16,371

Return on average common shareholders' equity	10.04%	11.98%	11.08%	11.14%	11.69%	11.02%	11.62%
Return on average tangible common shareholders' equity	16.03	19.45	18.36	18.77	19.74	17.90	19.46

(1)
Tangible common equity and related measures are non-GAAP measures that exclude the impact of intangible assets, net of deferred taxes, and their related amortization. These measures are useful for evaluating the performance of a business consistently, whether acquired or developed internally. BB&T's management uses these measures to assess the quality of capital and returns relative to balance sheet risk and believes investors may find them useful in their analysis of the Corporation. These measures are not necessarily comparable to similar measures that may be presented by other companies.

	Quarter Ended					Year-to-Date
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30	Sept. 30	Sept. 30
(Dollars in millions, except per share data)	2019	2019	2019	2018	2018	2019	2018
Diluted EPS (1)
Net income available to common shareholders - GAAP	$735	$842	$749	$754	$789	$2,326	$2,309
Merger-related and restructuring charges	26	19	64	59	13	109	52
Incremental operating expenses related to the merger	40	7	1	—	—	48	—
Securities gains (losses), net	—	—	—	(1)	—	—	(1)
Redemption of preferred shares	46	—	—	—	—	46	—
Allowance release related to residential mortgage portfolio sale	(12)	—	—	—	—	(12)	—
Gain on residential mortgage portfolio sale	(3)	—	—	—	—	(3)	—
Net income available to common shareholders - adjusted	$832	$868	$814	$812	$802	$2,514	$2,360

Weighted average shares outstanding - diluted	775,791	774,603	774,071	775,402	781,867	774,907	786,140

Diluted EPS - GAAP	$0.95	$1.09	$0.97	$0.97	$1.01	$3.00	$2.94
Diluted EPS - adjusted	1.07	1.12	1.05	1.05	1.03	3.25	3.00

(1)
The adjusted diluted earnings per share is non-GAAP in that it excludes merger-related and restructuring charges and other selected items, net of tax. BB&T's management uses this measure in their analysis of the Corporation's performance. BB&T's management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrates the effects of significant gains and charges.

BB&T Corporation 17